RELATED-PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2025
RELATED-PARTY TRANSACTIONS
RELATED-PARTY TRANSACTIONS

16. RELATED-PARTY TRANSACTIONS

In May 2025, Toloka Group was deconsolidated from the Group’s consolidated financial statements following the loss of control resulting from the issuance of additional shares to third-party investors and the recapitalization of the business. Subsequent to the deconsolidation, the Group retained significant influence over Toloka Group.

For the period from May 2 through December 31, 2025, transactions with Toloka Group in the ordinary course of business included data labeling services received in the amount of $0.6, revenue recognized under a transitional services agreement in the amount of $0.8, and revenue from cloud services in the amount of $0.1. All amounts related to these transactions were fully settled during the period, and there were no outstanding balances as of December 31, 2025.